Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford Health Innovation Equities Fund

	Shares	Value
COMMON STOCKS — 92.6%

CHINA — 5.2%
Wuxi Biologics Cayman, Inc. *	154,500	$897,932
Zai Lab Ltd. *	65,090	159,281
		1,057,213
DENMARK — 15.9%
ALK-Abello A/S *	48,044	538,810
Ambu A/S, B Shares *	71,872	749,137
Ascendis Pharma A/S ADR *	3,939	368,848
Genmab A/S *	4,394	1,555,698
		3,212,493
JAPAN — 3.1%
M3, Inc.	35,000	634,856

NETHERLANDS — 8.4%
Argenx SE *	3,444	1,683,522

UNITED KINGDOM — 0.8%
Exscientia PLC ADR *	35,752	161,599

UNITED STATES — 59.2%
10X Genomics, Inc., Class A *	18,177	749,801
Alector, Inc. *	17,009	110,218
Alnylam Pharmaceuticals, Inc. *	7,635	1,352,159
Denali Therapeutics, Inc. *	14,395	296,969
Dexcom, Inc. *	9,070	846,231
Doximity, Inc., Class A *	21,294	451,859
Edwards Lifesciences Corp. *	11,030	764,158
Exact Sciences Corp. *	12,488	851,931
Health Catalyst, Inc. *	24,805	251,027
Illumina, Inc. *	4,975	682,968
Ionis Pharmaceuticals, Inc. *	14,277	647,605
Lyell Immunopharma, Inc. *	31,084	45,693
Masimo Corp. *	4,135	362,557
Moderna, Inc. *	11,322	1,169,449
Novocure Ltd. *	8,084	130,557
Recursion Pharmaceuticals, Inc., Class A *	40,588	310,498
Relay Therapeutics, Inc. *	17,694	148,807
ResMed, Inc.	2,855	422,169
Sage Therapeutics, Inc. *	3,809	78,389
Sana Biotechnology, Inc. *	6,436	24,907
Shockwave Medical, Inc. *	5,218	1,038,904
STAAR Surgical Co. *	7,865	316,016
Teladoc Health, Inc. *	12,147	225,813
Veeva Systems, Inc., Class A *	2,821	573,932
Vir Biotechnology, Inc. *	7,393	69,272
		11,921,889
Total Common Stocks (cost $25,366,092)		18,671,572

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.

Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford Health Innovation Equities Fund

	Shares	Value
PREFERRED STOCKS — 5.1%

GERMANY — 5.1%
Sartorius AG 0.45% (cost $1,353,776)	3,033	$1,027,259

TOTAL INVESTMENTS — 97.7% (cost $26,719,868)		$19,698,831
Other assets less liabilities — 2.3%		457,814
NET ASSETS — 100.0%		$20,156,645

* Non-income producing security.

ADR — American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.

Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford Health Innovation Equities Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$12,452,336	$6,219,236	$—	$18,671,572
Preferred Stocks**	—	1,027,259	—	1,027,259
Total	$12,452,336	$7,246,495	$—	$19,698,831

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.